MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-3
December 1, 2002 through December 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$504,757,635.25
B.	Level Pay Pool Balance of the Initial Receivables	$468,690,834.00
C.	Last Scheduled Payment Pool Balance of the Initial
	Receivables						$36,066,801.25
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$70,000,000.00
		b.	Note Interest Rate			1.74750%
		c.	Noteholders' Final Scheduled
			Payment Date				September 15, 2003
	2.	Class A-2
		a.	Initial Balance				$165,000,000.00
		b.	Note Interest Rate			2.150%
		c.	Noteholders' Final Scheduled
			Payment Date				October 17, 2005
		d.	Class A Allocation Percentage		85.14%
	3.	Class A-3
		a.	Initial Balance				$150,000,000.00
		b.	Note Interest Rate			2.970%
		c.	Noteholders' Final Scheduled
			Payment Date				March 15, 2007
		d.	Class A Allocation Percentage		85.14%
	4.	Class A-4
		a.	Initial Balance				$131,750,000.00
		b.	Note Interest Rate			3.5700%
		c.	Noteholders' Final Scheduled
			Payment Date				August 17, 2009
		d.	Class A Allocation Percentage		85.14%
	5.	Class B
		a.	Initial Balance				$50,375,000.00
		b.	Note Interest Rate			3.860%
		c.	Noteholders' Final Scheduled
			Payment Date				August 17, 2009
		d.	Class B Allocation Percentage		9.60%
	6.	Class C
		a.	Initial Balance				$27,625,000.00
		b.	Note Interest Rate			4.600%
		c.	Noteholders' Final Scheduled
			Payment Date				August 17, 2009
		d.	Class C Allocation Percentage		5.26%
E.	Certificates Initial Balance				$55,250,000.00
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						7.253%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)				61
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)				61
J.	Number of Initial Receivables				20,613
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					6.00%
	2.	Reserve Account Deposit on the
		Closing Date					$29,487,650.29
	3.	Specified Reserve Balance Percentage		6.00%
L.	Yield Supplement Account Deposit on the Closing
	Date							$4,727,920.42
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						$13,296,797.13
N.	Adjusted Principal Balance of Initial Receivables	$491,460,838.12
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$158,539,161.88
	2.	Initial Closing Date				August 21, 2002
	3.	End of Pre-Funding Period			19-Dec-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.25%
	5.	Negative Carry Account Initial Deposit		$615,010.40

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$636,699,934.10
B.	Level Payment Pool Balance				$590,136,819.21
C.	Last Scheduled Payment Pool Balance			$46,563,114.89
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$36,986,880.06
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$165,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$150,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$131,750,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$50,375,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$27,625,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$55,250,000.00
F.	Reserve Account Balance					$38,958,964.94
G.	Yield Supplement Account Balance			$3,661,019.67
H.	Payahead Account Balance				$251,616.01
I.	Yield Supplement Over Collateralization Balance 	$15,788,896.66
J.	Pre-Funding Account Balance				$0.00
K. 	Negative Carry Account Balance				$0.00
L.	Deferred Receivables					$265,264,747.46
M.	Cumulative Losses for All Prior Periods			$1,484,825.41
N.	Weighted Average Coupon (WAC)				7.237%
O.	Weighted Average Remaining Term to Maturity
	(WAM) 							58.50
P	Number of Contracts					27,003
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			421,680.71
	2.	Prepayments in Full				158,252.12
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		597,158.62
C.	Precomputed Contracts - Principal on Last Scheduled
	Payments
	1.	Collected Principal				0.00
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid
		in Full Prior to Month of Maturity		0.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				8,286,110.70
	2.	Collected Principal				8,282,896.55
	3.	Collected Interest				2,108,256.60
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				164,372.37
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			164,372.37
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			608,337.93
	2.	Specified Yield Supplement Account Balance	3,030,248.68
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			15,235,418.85
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				33,556.64
		b.	Current Month Actuarial Advances 	11,660.88
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to Cutoff
			Date)					20,812.30
		d.	Ending Actuarial Advances (or
			payments due prior to
			Cutoff Date)				24,405.22
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment Advances	0.00
	4.	Net Servicer Advances 				(9,151.42)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					156,503.92
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			408,119.93
J.	Rule of 78s Payment					1,251.04
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						7.222%
L.	Weighted Average Remaining Maturity (WAM)		57.93
M.	Remaining Number of Receivables				26,732
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1,012 	3.79%		22,951,943.12 	3.67%
	2.	60-89 Days
		Delinquent	348 	1.30%		7,921,987.56 	1.27%
	3.	90 Days or more
		Delinquent	246 	0.92%		5,708,992.20 	0.91%
O.	Net Loss and Defaulted
	Receivables Information
	1.	Vehicles Repossessed
		During Month 	59 				1,161,166.60
	2.	Loans Defaulted During
		the Month	103
	3.	Level Payment Principal Balance of
		Defaulted Receivables				2,191,902.50
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				346,603.16
	5.	Level Payment Liquidation Proceeds		458,168.14
	6.	Last Scheduled Payment Liquidation Proceeds	1,169.94
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					31,038.24
P.	Pool Balances
	1.	Total Pool Balance				625,131,012.54
	2.	Level Pay Pool Balance				579,078,873.18
	3.	Last Scheduled Payment Pool Balance		46,052,139.36
	4.	Deferred Receivables				257,511,386.74
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			32,905.18
B.	Collection Account Investment Income			8,121.92
C.	Payahead Account Investment Income			199.38
D.	Yield Supplement Account Investment Income		3,330.53
E.	Pre-Funding Account Investment Income			0.00
F.	Negative Carry Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			597,158.62
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			8,282,896.55
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			2,108,256.60
		Subtotal					10,988,311.77

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					164,372.37
C.	Net Change in Payahead Account Balance 			(156,503.92)
D.	Net Liquidation Proceeds and Recoveries Received 	490,376.32
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			(1,251.04)
G.	Net Servicer Advances/(Reimbursements)			(9,151.42)
H.	Yield Supplement Amount 				608,337.93
I.	Net Investment Earning on the Pre-Funding Account	0.00
J.	Negative Carry Amount 					0.00
K.	Remaining Pre-Funded Amount Due to Noteholders		0.00
L.	Available Funds						$12,084,492.01

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period		0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold
			This  Period				0.00
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold
			This  Period				31-Aug-02
		4.	Subsequent Transfer Date for
			Subsequent Receivables Sold
			This  Period				10-Sep-02
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold
			This  Period				0.00
		6.	Deposit to Yield Supplement
			Account for Subsequent Receivables
			Sold This  Period			0.00
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold
			This  Period				0.00
		8.	Amount Paid to Seller for
			Subsequent Receivables Sold
			This Period				0.00
	B.	End of Pre-Funding Period (if balance
		in Pre-Funding Account balance is
		$100,000 or greater)				16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold
			This  Period				0.00
		4.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold
			This  Period				0.00
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this
			Period					1,380,628.80
			b.  Pre-Funded Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
			c.  Pre-Funded Percentage		0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount			0.00
			e.  Negative Carry Amount for the
			Current Period				0.00
		2.	Calculation Maximum Negative
			Carry Amount
			a.  Weighted Average Rate based on
			Ending Note Balances			2.7023%
			b.  Note Percentage based on Ending
			Note Balances				90.88%
			c.  Actual Number of Days from
			Payment Date to End of Pre-Funding
			Period					97
			d.  Maximum Negative Carry Amount	0.00
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			151,329,122.91
		2.	Last Scheduled Payment Balance		11,329,871.30
		3.	Total					162,658,994.21
	F.	Total Initial and Subsequent Receivables Sold
		as of Related Cutoff Dates
		1.	Level Pay				620,019,956.91
		2.	Last Scheduled				47,396,672.55
		3.	Total					667,416,629.46
	G.	Specified Reserve Balance			39,000,000.00

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			11,015,443.75
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		11,015,443.75
B.	Total Required Payment
	1.	Total Servicing Fee  				364,792.81
	2.	Accrued Note Interest  Due
		a.	Class A-1				53,862.14
		b.  	Class A-2				295,625.00
		c. 	Class A-3 				371,250.00
		d.	Class A-4				391,956.25
		e.	Class B					162,039.58
		f.	Class C					105,895.83
		g.	Total Accrued Note Interest		1,380,628.80
	3.	Principal Distribution Amount Due
		a.	Class A-1 				11,015,443.75
		b.  	Class A-2 				0.00
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Class C					0.00
		g.	Total Principal Distribution Amount	11,015,443.75
	4.	Total Required Payment 				12,760,865.36
	5.	Available Funds					12,084,492.01
	6.	Reserve Account TRP Draw Amount			676,373.35
	7.	Total Available Funds				$12,760,865.36
C.	Current Period Payments
	1.	Servicing Fee paid				364,792.81
	2.	Interest Paid
		a.	Class A-1 				53,862.14
		b.  	Class A-2 				295,625.00
		c. 	Class A-3 				371,250.00
		d.	Class A-4				391,956.25
		e.	Class B					162,039.58
		f.	Class C					105,895.83
		g.	Total Interest Paid			1,380,628.80
	3.	Remaining Available Funds			11,015,443.75
	4.	Principal Payments
		a.	Class A-1 				11,015,443.75
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Payments		11,015,443.75
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		38,958,964.94
	3.	Plus: Reserve Account Investment Income		32,905.18
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		676,373.35
	6.	Reserve Account Balance before Deposit to
		Reserve Account					38,315,496.77
	7.	Specified Reserve Account Balance		39,000,000.00
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		684,503.23
	9.	Funds Available for Deposit to Reserve
		Account						0.00
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income Released
		to Seller					0.00
	12.	Ending Reserve Account Balance			38,315,496.77
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal
		Payment						0.00
	2.	Accelerated Principal Payments			0.00
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Turbo Principal Distribution
			Amount					0.00
F.	Excess Funds Deposited to Certificate Distribution
	Account							0.00
G.	Total Distributions					$12,760,865.36


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$636,699,934.10		$625,131,012.54
	2.	Total Pool Factor	1.2613973 		1.2384776
	3.	Level Payment Pool
		Balance			590,136,819.21 		579,078,873.18
	4.	Level Payment Pool
		Factor			1.2591175 		1.2355242
	5.	Last Scheduled Payment
		Pool Balance		46,563,114.89 		46,052,139.36
	6.	Note Balance
		a.	Class A-1 	36,986,880.06 		25,971,436.31
		b.  	Class A-2 	165,000,000.00	 	165,000,000.00
		c. 	Class A-3 	150,000,000.00 		150,000,000.00
		d.	Class A-4	131,750,000.00 		131,750,000.00
		e.	Class B		50,375,000.00 		50,375,000.00
		f.	Class C		27,625,000.00 		27,625,000.00
		g.	Total		561,736,880.06 		550,721,436.31
	7.	Pool Factor
		a.	Class A-1 	0.5283840	 	0.3710205
		b.  	Class A-2 	1.0000000 		1.0000000
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000	 	1.0000000
		f.	Class C		1.0000000 		1.0000000
	8.	Certificate Balance	55,250,000.00 		55,250,000.00
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	616,986,880.06		605,971,436.31
	11.	Yield Supplement Over
		Collatralization	15,788,896.66		15,235,418.85
	12.	Adjusted Pool Balance	620,911,037.44		609,895,593.69

B.	Portfolio Information
	1.	Weighted Average
		Coupon of
		Portfolio (WAC)		7.237% 			7.222%
	2.	Weighted Average
		Remaining Term
		to Maturity of
		Portfolio (WAM) 	58.50 			57.93
	3.	Remaining Number of
		Receivables		27,003 			26,732

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			2,079,167.58
B.	Realized Losses for Collection Period Less
	Recoveries						2,048,129.34
C.	Cumulative Losses for all Periods  			3,532,954.75
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1,012 	3.79%	$22,951,943.12 	3.67%
	2.	60-89 Days
		Delinquent	348 	1.30%	$7,921,987.56 	1.27%
	3.	90 Days or more
		Delinquent	246 	0.92%	$5,708,992.20 	0.91%
	4.	Vehicles Repossessed
		During Collection
		Period		59		 		$1,161,166.60


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool Balance
	for Each Collection Period
	1.	Second Preceding Collection Period		0.35%
	2.	Preceding Collection Period			0.35%
	3.	Current Collection Period 			0.35%
	4.	Three Month Average 				0.35%

B.	Annualized Net Loss					3.86%

C.	Ratio of Balance of Contracts Delinquent 60 Days or
	More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		0.94%
	2.	Preceding Collection Period			1.50%
	3.	Current Collection Period 			2.14%
	4.	Three Month Average 				1.53%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			11,643,060.46
	2.	Yield Supplement Amount from MMCA		608,337.93
	3.	Net Servicer Advances (if positive)		0.00
	4.	Reserve Account Draw for Total Required
		Payment 					676,373.35
	5.	Deposit from Payahead Account  			0.00
	6.	Collection Account Investment Income  		8,121.92
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	8.	Transfer of Net Earnings on Pre-Funding
		Account						0.00
	9.	Transfer of Prefunding Account Balance
		due to End of Pre-Funding Period		0.00
	10.	Total Transfers Into Collection Account		$12,935,893.66
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			364,792.81
		b.	Rule of 78's Payment			1,251.04
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				9,151.42
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				375,195.27

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			12,396,072.55
	3.	Turbo Principal Payment Distributed		0.00
	4.	Deposit to Payahead Account 			156,503.92
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	8,121.92
		c.	Total to Certificate Distribution
			Account					8,121.92
	7.	Total Transfers from Collection Account		$12,935,893.66

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			38,958,964.94
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		32,905.18
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		32,905.18
C.	Total Transfers In and Beginning Balance		$38,991,870.12
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve
		Account Advance Draw Amount			0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		676,373.35
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		676,373.35
E.	Ending Balance						38,315,496.77
F.	Total Distributions and Ending Balance			$38,991,870.12

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			251,616.01
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					156,503.92
	2.	Payahead Account Investment Income 		199.38
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		156,703.30
C.	Total Transfers In and Beginning Balance		$408,319.31
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection
		Account 					0.00
	2.	Transfer Investment Income to Servicer 		199.38
	3.	Total Transfers From Payahead Account		199.38
E.	Payahead Account Ending Balance 			408,119.93
F.	Total Distributions and Ending Balance			$408,319.31

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		3,661,019.67
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment
		Income   					3,330.53
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement
		Account						3,330.53
C.	Total Transfers and Beginning Balance  			$3,664,350.20
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to
		Seller (MART) 					3,330.53
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	630,770.99
	4.	Total Transfers From Yield Supplement Account	634,101.52
E.	Specified Yield Supplement Account Ending Balance 	3,030,248.68
F.	Total Distributions and Ending Balance			$3,664,350.20

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt) from
		Collection Acct					12,396,072.55
	2.	Turbo Principal Payment Distributed
		from Collection Account				0.00
	3.	Total Transfers Into Note Payment Account	12,396,072.55
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				11,069,305.89
		b.  	Class A-2 				295,625.00
		c. 	Class A-3 				371,250.00
		d.	Class A-4				391,956.25
		e.	Class B					162,039.58
		f.	Class C					105,895.83
		g.	Total Payments to Noteholders		12,396,072.55
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$12,396,072.55

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		8,121.92
	3.	Total Transfers into Certificate
		Distribution Account				8,121.92
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			8,121.92
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$8,121.92

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	0.00
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.00
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	0.00
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				12,396,072.55
	2.	To Servicer (MMCA) 				375,195.27
	3.	To Payahead Account				156,503.92
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		8,121.92
	6.	Total Distributions From Collection
		Account						$12,935,893.66

B.	Distributions From Reserve Account
	1.	To Collection Account 				676,373.35
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve
		Account 					676,373.35

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		199.38
	3.	Total Distributions From Payahead Account	199.38

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		3,330.53
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		630,770.99
	4.	Total Distributions From Yield Supplement
		Account						634,101.52

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				0.00
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative
		Carry Account					0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.00
	3.	Total Distributions from Negative
		Carry Account					0.00

G.	Total Distributions From All Accounts			$14,246,567.91
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				12,396,072.55
	2.	Servicer (MMCA)					375,394.65
	3.	Seller (MART)					634,101.52
	4.	Collection Account 				676,373.35
	5.	Certificate Distribution Account		8,121.92
	6.	Reserve Account					0.00
	7.	Payahead Account				156,503.92
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$14,246,567.91